UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 6, 2005 (October 3, 2005)

CardioTech International, Inc.

 (Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

000-28034	04-3186647
(Commission File Number)	(I.R.S. Employer Identification Number)

229 Andover Street

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 657-0075

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02:      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 3, 2005, the Company appointed Eric G. Walters as Vice President and Chief Financial Officer.  Mr. Walters will also assume the responsibilities as the Principal Accounting Officer for the Company.  Les Taeger, formerly Chief Financial Officer of the Company, will continue to serve as the Chief Financial Officer of Gish Biomedical Inc., the Company’s wholly-owned subsidiary.

Prior to his appointment as the Company’s Vice President and Chief Financial Officer, Mr. Walters was Vice President and Chief Financial Officer at Konarka Technologies, Inc.  Prior to Konarka Technologies, Inc., Mr. Walters was with PolyMedica Corporation for over 13 years serving as Executive Vice President and Chief Financial Officer of PolyMedica Corporation.  Prior to PolyMedica Corporation, Mr. Walters served as Assistant Treasurer at John Hancock Capital Growth Management, Inc., Controller at Venture Founders Corporation, and held management positions at Coopers & Lybrand.  Mr. Walters holds a B.A. from Colgate University, a Certificate in Accounting from Bentley College and is a Certified Public Accountant.

On October 5, 2005, the Company issued a press release announcing Mr. Walters’ appointment, a copy of which is attached hereto as Exhibit 99.1.

Mr. Taeger, 55, formerly Chief Financial Officer and Principal Accounting Officer of the Company since February 2004, will now serve as Chief Financial Officer of Gish Biomedical Inc., the Company’s wholly-owned subsidiary, and has relinquished the position of Principal Accounting Officer.

Item 9.01:      Financial Statements and Exhibits.

Exhibit 99.1:       Press Release dated October 5, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

	By:	/s/ Michael Szycher
Michael Szycher, PhD, Chairman and CEO
Date: October 6, 2005